Van Kampen Advantage Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                        November 1, 2004 - April 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 City   11/5/    -     $106.6 $555,45  3,500,    0.63%  0.75%   Bear,    Bear
of New    04             3     0,000     000                    Stearn  Stearn
 York                                                            s &       s
Genera                                                           Co.
   l                                                            Inc.,
Obliga                                                          Citigr
 tion                                                            oup,
 Bonds                                                          Morgan
                                                                Stanle
                                                                y, UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                 es,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Advest
                                                                /Leben
                                                                thal,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & CO.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                , Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation

                                                                Bear,
                                                                Stearn
                                                                 s &
 Lower  11/24    -     $102,4 $125,58  2,185,    1.74%  0.43%    Co.     Bear
Colora   /04             2     0,000     000                    Inc.,   Stearn
  do                                                            Lehman     s
 River                                                          Brothe
Author                                                            rs
  ity                                                           Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                First
                                                                Southw
                                                                 est
                                                                Compan
                                                                  y,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.

                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
 Lower  11/24    -     $100.9 $125,58  2,000,    1.59%  0.39%   Lehman   Bear
Colora   /04             2     0,000     000                    Brothe  Stearn
  do                                                              rs       s
 River                                                          Inc.,
Author                                                          Morgan
  ity                                                           Stanle
                                                                  y,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                First
                                                                Southw
                                                                 est
                                                                Compan
                                                                  y,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
  New   4/20/    -     $103.2 $560,11  2,000,    0.36%  0.38%     l       UBS
 York     05             9     0,000     000                    Inc.,
 City                                                           Bear,
Munici                                                          Stearn
  pal                                                            s &
 Water                                                           Co.
Financ                                                          Inc.,
   e                                                            Morgan
Author                                                          Stanle
  ity                                                             y,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Citigr
                                                                 oup,
                                                                Global
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                First
                                                                Americ
                                                                  an
                                                                Munici
                                                                pals,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation